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                       THE STRIDE RITE CORPORATION

            FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 28, 1997

                               Exhibit 10(ix)

                         THE STRIDE RITE CORPORATION
                    1998 LONG-TERM GROWTH INCENTIVE PLAN


Section 1:  Purpose

         The  purpose of the  Stride  Rite  Corporation  1998  Long-Term  Growth
Incentive Plan (the "Plan") is to enable The Stride Rite Corporation (the "Corporation") and its Subsidiaries to attract and retain key employees who will make significant contributions towards the successful management, growth and protection of the Corporation and to provide meaningful incentives to such employees who are more directly linked to the achievement of long-term business goals and increase in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will more closely align their interests with those of the stockholders of the Corporation.

Section 2:  Definition of Terms

(a)      Award means any Stock Option or Stock Award granted under the Plan.

(b)      Board means the Board of Directors of the Corporation.

(c) Code means the Internal Revenue Code of 1986, as amended from time to time.

(d) Committee means a committee of not less than two non-employee members of the Board, appointed by the Board to administer the Plan. The Committee shall be comprised of members who qualify to administer this Plan as contemplated by (a) Rule 16b-3 under the 1934 Act or any successor rule, and (b) Section 162(m) under the Code.

(e) Common Stock means the common stock, $.25 par value, of the Corporation.

(f) Corporation means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and its Subsidiaries.

(g) Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange - Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

(h) Incentive Stock Option (ISO) means a Stock Option to purchase Shares awarded to a Participant which is intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

(i) Non-Qualified Stock Option (NQSO) means a Stock Option to purchase Shares of Common Stock awarded to a Participant which is not intended to be an ISO.

(j) 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

(k) Participant means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

(l) Reporting Person means an individual who is subject to Rule 16b-3 of the 1934 Act or any successor rule.

(m)      Shares means shares of the Common Stock of the Corporation.

(n) Stock Award means an Award to a Participant comprised of Common Stock or valued by reference to Common Stock granted under Section 7(c) of the Plan.

(o) Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period.

(p) Subsidiary means any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with, the Corporation or any entity in which the Corporation has a significant equity interest as determined by the Committee.

Section 3:  Effective Dates

         The Plan shall be effective as of the date the shareholders of the Company approve the Plan, subject to the registration of the Shares issuable pursuant to the Plan. No Awards may be made under the Plan after three years from the date of shareholder approval or earlier termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to three years following shareholder approval or any earlier termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 4:  Administration

         The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Corporation, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Corporation or of any Subsidiary. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable. To the extent permitted by applicable law and the terms and provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons and are not "covered employees" within the meaning of Section 162(m) of the Code or any successor provision.


Section 5:  Eligibility

         Key executives of the Corporation and its Subsidiaries plus, on a highly selective basis, other employees of the Corporation and its Subsidiaries whom the Committee determines are key contributors to the business of the Corporation and its Subsidiaries shall be eligible to receive an Award under the Plan.

Section 6:  Stock Available for Awards

         (a) Common  Shares  Available.  Subject to  adjustment  as  provided in
Section 6(c) below, the maximum number of Shares available for Awards under the Plan shall be 2,400,000, plus, to the extent permitted under applicable law, the number of shares added back pursuant to Section 6(d).

         (b) Share Usage Limits. For the period that the Plan is in effect the aggregate number of Shares that shall be granted as Stock Awards shall not exceed 200,000. Additionally, the aggregate number of Shares that shall be awarded to any one Participant as Awards over the period that the Plan is in effect shall not exceed 500,000 Shares.

         (c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation's assets to shareholders, or any other change affecting Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares covered by each outstanding Award made under the Plan; (iii) the option, base or purchase price per share for any outstanding Stock Option and other Awards granted under the Plan and/or (iv) the aggregate numbers of Shares that may be awarded to any one Participant under Awards, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any shares issued by the Corporation through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the shares available for issuance under the Plan.

         (d) Common Stock Usage. To the extent permitted by applicable law, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Corporation, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan.

         (e) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

Section 7:  Awards

         (a) General. The Committee shall determine the number and type(s) of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singly, in combination or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to or as forms of payment for grants or rights under any other employee compensation plan or arrangement of the Corporation, including the plans of any acquired entity.

         (b) Stock Options. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Corporation subject to the terms and conditions of the Stock Option grant. The Committee shall establish the option price at the time each Stock Option is awarded, provided that the per-share price shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Stock Options may be in the form of ISOs or NQSOs, and the Committee shall specify at the time of grant whether the Stock Option is an ISO or an NQSO. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary or parent corporation of the corporation (within the meaning of
Section 424 of the code) and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at the time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The term of each Stock Option shall be fixed by the Committee, provided, however, that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant. A Stock Option shall become exercisable with respect to 1/3 of the Shares subject to such Stock Option on each of the first three anniversaries of the date of grant or, alternatively, in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The recipient of a Stock Option grant shall pay for the Shares at the time of exercise in cash or such other forms as the Committee may approve, including Shares valued at their Fair Market Value on the date of exercise, or in a combination of form(s). The Committee may also permit Participants to have the option price delivered to the Corporation by a broker pursuant to an arrangement whereby the Corporation, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker. Any ISO which in whole or in part cannot be treated as an ISO following its grant shall be treated as an NQSO to the extent ISO treatment no longer applies.

         (c) Stock Awards. A Stock Award shall confer on a Participant the right to receive a specified number of Shares subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Corporation or on meeting performance criteria or both. The restriction period for Stock Awards will be a five year restriction period with restrictions lapsing in equal installments on the third, fourth and fifth anniversaries of the date of grant or on any other such terms as the Committee shall establish. Such Stock Awards may be subject to the attainment of specified performance goals or targets, as determined by the Committee and set forth in the specific Stock Award agreements. The Committee shall determine the restrictions and restriction or performance period, and any other terms, conditions and rights relating to a grant of Stock Awards, including the determination to adjust performance goals (up or down) as business conditions so warrant and the consideration, if any, required from Participants for Stock Awards. The Committee may also grant Stock Awards that are not subject to any restrictions.

Section 8:  General Provisions Applicable to Awards

         (a) Transferability and Exercisability. Any Award under this Plan will be non-transferable and accordingly shall not be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or the Participant's legal representative.

         If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under this Plan upon the Participant's death. To the extent required to comply with regulations and rules under the 1934 Act, including Rule 16b-3, any contrary requirements shall prevail over the provisions set forth above in regards to Reporting Persons.

         (b) General Restrictions. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

         (c) Grant Terms and Conditions. Subject to the terms and conditions of this Plan, in addition to its determination under Section 7(b) and/or 7(c) the Committee shall determine the provisions and duration of grants made under this Plan, and the conditions under which a Participant will retain rights under this Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

         (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under this Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participants. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Shares. Shares that are used to satisfy withholding obligations shall be valued at their Fair Market Value on the date the tax withholding is effective.

         (e) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Committee shall prescribe. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

         (f) Settlement. The Committee shall determine, at the time of grant or settlement of an Award, whether such Award will be settled in whole or in part in cash, Shares, or other Awards subject, in the case of Participants subject to
Section 16(b) of the 1934 Act, to compliance with Rule 16b-3 of the 1934 Act. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

         (g) Change of Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this Section 8(g) shall apply.

                  (i) Any Stock Options outstanding as of the date of Change of Control that are not then exercisable and vested shall become fully exercisable and vested and all restrictions applicable to any then-outstanding Stock Award shall lapse, upon the occurrence of a Change of Control.

                  (ii)  During  the  60-day  period  from and  after a Change of
         Control (the "Exercisable Period"), unless the Committee shall determine otherwise at the time of grant, each holder of a Stock Option (an "Optionee") shall have the right, whether or not such Stock Option is then fully exercisable and in lieu of the payment of the exercise price for the Shares being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercisable Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price (as hereinafter defined) per Share on the date of such election shall exceed the exercise price per Share under the Stock Option (the "Spread"), multiplied by the number of Shares granted under the Stock Option as to which the right granted under this Section 8(g)(ii) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 8(g)(ii) would make a Change of Control transaction ineligible for pooling of interest accounting under APB No. 16 that but for this Section 8(g)(ii) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to this Section 8(g)(ii), Shares or the securities into which such Shares are converted with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

                  (iii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean any of the following events:

                           (A) The  acquisition  by any  individual,  entity  or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change of
                  Control:  (i) any acquisition  directly from the  Corporation,
                  (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Corporation Common Stock or Outstanding Corporation Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Corporation and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

                           (B) individuals who, as of December 11, 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (C) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the
                  Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (D) approval by the  shareholders  of the Corporation
                  of a complete liquidation or dissolution of the Corporation.

                  (iv) Change of Control Price. For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a Share in any transaction reported on the New York Stock Exchange Composite Tape during the 60-day period prior to and including the date of a Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of ISOs, the Change of Control Price shall be in all cases the Fair Market Value of the Stock on the date such ISO is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

Section 9:  Miscellaneous

         (a) Plan Amendment or Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate except that no amendment shall be made (i) without shareholder approval, if such amendment would increase the total number of Shares available for issuance under the Plan or if such approval is otherwise necessary under any applicable law or stock exchange rule; or (ii) to cause the Plan not to comply with Rule 16b-3 of the 1934 Act or any successor rule and no amendment, alteration, suspension, discontinuation or termination of the Plan may impair any Participant's rights under the Plan under an Award theretofore granted with the written consent of the Participant.

         (b) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

         (c) No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only with respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

         (d) No Fractional Shares. No fractional shares shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

         (e) Other Corporate Benefit and Compensation Programs. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed to be part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Corporate benefit or severance program (or severance pay law of any country). The above notwithstanding, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

         (f) Unfunded Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). Likewise, the Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

         (g) Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

         (h) Governing Law. The validity, construction and effect to the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.